Bandwidth Announces Pricing of Upsized $350 Million Convertible Senior Notes Offering
RALEIGH, N.C., February 26, 2020/PRNewswire/ -- Bandwidth Inc. (NASDAQ: BAND) (“Bandwidth”), a software company focused on communications for the enterprise, today announced the pricing of $350 million aggregate principal amount of 0.250% Convertible Senior Notes due 2026 (the “Notes”) in a private offering (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The size of the offering was increased from the previously announced $300 million aggregate principal amount of Notes. In addition, Bandwidth has granted the initial purchasers of the Notes a 13-day option to purchase up to an additional $50 million aggregate principal amount of the Notes. The sale of the Notes to the initial purchasers is expected to settle on February 28, 2020, subject to customary closing conditions.
The Notes will be senior, unsecured obligations of Bandwidth, and will bear interest at a rate of 0.250% per year. Interest will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2020. The Notes will mature on March 1, 2026, unless earlier repurchased, redeemed or converted. Bandwidth may not redeem the Notes prior to March 6, 2023. Bandwidth may redeem the Notes, in whole or in part, at its option at any time, and from time to time, on or after March 6, 2023 and on or before the 40th scheduled trading day immediately before the maturity date, at a cash redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, if the last reported sale price per share of Bandwidth’s Class A common stock has exceeded 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading date immediately preceding the date on which Bandwidth provides notice of redemption, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date on which Bandwidth provides the related notice of redemption.
Holders of the Notes will have the right to require Bandwidth to repurchase all or a portion of their Notes upon the occurrence of a fundamental change (as defined in the indenture governing the Notes) at a cash purchase price of 100% of their principal amount plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date.
The Notes will be convertible based on an initial conversion rate of 10.9857 shares of Bandwidth’s Class A common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $91.03 per share, which represents a conversion premium of approximately 32.50% to the last reported sale price of Bandwidth’s Class A common stock of $68.70 per share on the NASDAQ Global Select Market on February 25, 2020). Prior to the close of business on the business day immediately preceding September 1, 2025, the Notes will be convertible at the option of the holders of the Notes only upon the satisfaction of specified conditions and during certain periods. On or after September 1, 2025 until the close of business on the second scheduled trading day preceding the maturity date, the Notes will be convertible at the option of the holders of Notes at any time regardless of these conditions. Conversions of the Notes will be settled in cash, shares of Bandwidth’s Class A common stock or a combination thereof, at Bandwidth’s election.
Bandwidth estimates that the net proceeds from the offering will be approximately $339.5 million, after deducting the initial purchasers’ discount and estimated offering expenses payable by Bandwidth (assuming no exercise of the initial purchasers’ option to purchase additional Notes). Bandwidth intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below. Bandwidth intends to use the remainder of the net proceeds for working capital or other general corporate purposes, which may include capital expenditures and potential acquisitions and strategic transactions. However, Bandwidth has not designated any specific uses and has no current agreements with respect to any acquisition or strategic transaction.
In connection with the pricing of the Notes, Bandwidth entered into privately negotiated capped call transactions with certain of the initial purchasers of the Notes and/or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Bandwidth’s Class A common stock upon any conversion of the Notes and/or to offset any cash payments Bandwidth is required to make in excess of the principal amount of converted Notes, as the case may be, upon any conversion of

Notes, with such reduction subject to a cap based on the cap price. The cap price of the capped call transactions will initially be $137.40 per share of Bandwidth’s Class A common stock, which represents a premium of 100% over the last reported sale price of Bandwidth’s Class A common stock of $68.70 per share on February 25, 2020, and is subject to certain adjustments under the terms of the capped call transactions. If the initial purchasers of the Notes exercise their option to purchase additional Notes, Bandwidth expects to enter into additional capped call transactions with the Option Counterparties.
Bandwidth expects that, in connection with establishing their initial hedges of the capped call transactions, the Option Counterparties or their respective affiliates expect to purchase shares of Bandwidth’s Class A common stock and/or enter into various derivative transactions with respect to Bandwidth’s Class A common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Bandwidth’s Class A common stock or the Notes at that time. In addition, Bandwidth expects that the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Class A common stock and/or by purchasing or selling shares of Bandwidth’s Class A common stock or other securities of Bandwidth in secondary market transactions following the pricing of the Notes and from time to time prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Bandwidth’s Class A common stock or the Notes, which could affect the ability of holders of the Notes to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares of Class A common stock and value of the consideration that holders of the Notes will receive upon conversion of the Notes.
The Notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the Notes and the shares of Bandwidth’s Class A common stock potentially issuable upon conversion of the Notes, if any, have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, the Notes and such shares, if any, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.
Important Information
This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Notes (or any shares of Bandwidth’s Class A common stock issuable upon conversion of the Notes) in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
About Bandwidth
Bandwidth (NASDAQ: BAND) is a software company focused on communications for the enterprise. Companies like Google, Microsoft, and Ring Central use Bandwidth's APIs to easily embed voice, messaging and 9-1-1 access into software and applications. Bandwidth is the first and only CPaaS provider offering a robust selection of communications APIs built around their own nationwide IP voice network - one of the largest in the nation.
Forward-Looking Statements
This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding our future financial and business performance, whether Bandwidth will be able to consummate the Offering, expectations regarding actions of the Option Counterparties and their respective affiliates and the satisfaction of customary closing conditions with respect to the Offering, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to the offering of our Class A common stock, including that such transaction may not occur, and market risks and uncertainties, as well as other risks and uncertainties set forth in the “Risk Factors” section of Bandwidth’s Annual Report on Form 10-K for the year ended

December 31, 2019, filed with the Securities and Exchange Commission, and any subsequent reports that we file with the Securities and Exchange Commission after December 31, 2019. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no obligation to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.
SOURCE: Bandwidth Inc.

Investor Contacts:	Sarah Walas
Bandwidth
919-504-6585
ir@bandwidth.com

Marc P. Griffin
ICR, Inc., for Bandwidth
919-283-5993
ir@bandwidth.com